SCHWAB CAPITAL TRUST

Schwab® Active Equity Funds

Laudus International MarketMasters Fund™

SCHWAB INVESTMENTS

Schwab® Tax-Free Bond Funds

Schwab® Global Real Estate Fund

LAUDUS TRUST

Laudus® U.S. Large Cap Growth Fund

(each, a Fund and collectively, the Funds)

Supplement dated April 28, 2020, to all currently effective Statutory Prospectuses and Statements of Additional Information (each, an SAI and collectively, the SAIs) for each Fund.

This supplement provides new and additional information beyond that contained in the Statutory Prospectuses and SAIs and should be read in conjunction with the Statutory Prospectuses and SAIs.

All changes outlined below are effective April 28, 2020.

Statutory Prospectuses

(1)        The following “Market Risk” is added to the “Fund Details” sections of the Schwab Tax-Free Bond Funds, the Schwab Global Real Estate Fund, and the Laudus U.S. Large Cap Growth Fund. Additionally the current “Market Risk” in the “Fund Details” sections of the Schwab Active Equity Funds and the Laudus International MarketMasters Fund is deleted and replaced in its entirety with the following “Market Risk”:

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters, and epidemics may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, low or negative interest rates, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.

SAIs

(1)        The following “Market Disruptions Risk” is added to the “Investment Strategies, Securities and Risks” sections of the Schwab Active Equity Funds, the Laudus International MarketMasters Fund, the Schwab Tax-Free Bond Funds, and the Schwab Global Real Estate Fund; and the “Investment Objective, Securities, Strategies, Risks and Limitations” section of the Laudus U.S. Large Cap Growth Fund:

Market Disruptions Risk. The funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a fund to lose value. These events can also impair the technology and other operational systems upon which the funds’ service providers, including CSIM as the funds’ investment adviser, rely, and could otherwise disrupt the funds’ service providers’ ability to fulfill their obligations to the funds.

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, and may adversely affect the funds’ investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the global economic environment. These disruptions have led to instability in the market place, including losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, low or negative interest rates, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the funds. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.

To satisfy any shareholder redemption requests during periods of extreme volatility, it is more likely the funds may be required to dispose of portfolio investments at inopportune times or prices.

(2)        Effective April 15, 2020, George Pereira has resigned as Chief Operating Officer of the Trusts (as defined in the SAIs). As such, all references to George Pereira are removed from each SAI.

(3)        The information for Mark Fischer in the Board of Trustees and Officers table under the “Management of the Funds” section in each SAI is deleted in its entirety and replaced with the following:

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served)	Principal Occupations During the Past Five Years
Officers

Mark Fischer

1970

Treasurer and Chief Financial Officer

(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)

Treasurer and Chief Financial Officer (Jan. 2016-present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013-Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013-Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020-present) and Vice President (Oct. 2013-present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011-Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005-Mar. 2011), Massachusetts Financial Service Investment Management.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG111009-00 (04/20)

00245619

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